Asset Retirement Obligations	12 Months Ended
Dec. 31, 2011
Asset Retirement Obligations [Abstract]
Asset Retirement Obligations
18.	ASSET RETIREMENT OBLIGATIONS

	SouthGobi	Ivanhoe Australia (a)	Oyu Tolgoi	Total
Balance, December 31, 2009	$896	$3,339	$1,201	$5,436

Changes in estimates	1,629	—	4,328	5,957
Unrealized foreign exchange	—	2,049	—	2,049
Accretion expense	110	—	89	199
Acquisition of Osborne (Note 12 (c))	—	27,197	—	27,197

Balance, December 31, 2010	$2,635	$32,585	$5,618	$40,838

Changes in estimates	2,863	(7,738)	8,901	4,026
Unrealized foreign exchange	—	(5)	—	(5)
Accretion expense	280	—	414	694

Balance, December 31, 2011	$5,778	$24,842	$14,933	$45,553

The total undiscounted amount of estimated cash flows required to settle the obligations is $150.7 million (December 31, 2010—$90.6 million), which has been discounted using credit adjusted risk free rates ranging from 5.6% to 10.8%. The majority of reclamation obligations are not expected to be paid for several years and will be funded from Ivanhoe Mines' cash balances and environmental bonds restricted for the purpose of settling asset retirement obligations.

(a)

As at December 31, 2011, other assets included $23.8 million (December 31, 2010—$22.6 million) held in restricted deposits that are legally restricted for the purpose of settling asset retirement obligations.